SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): January 16, 2004

FIRST COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-49736	23-2321079
(Commission file number)	(IRS employer ID)

Two North Main Street, Mifflintown, Pennsylvania	17059
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code - (717)436-2144

NONE

(Former name, address and fiscal year, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

On January 16, 2004, the Corporation issued a Press Release honoring Samuel F. Metz upon his retirement as Chairman on January 13, 2004 and announcing that President and Chief Executive Officer James R. McLaughlin has succeeded Mr. Metz as Chairman of the Corporation. A copy of the Press Release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99	Press Release of First Community Financial Corporation dated January 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Community Financial Corporation

Date: January 21, 2004	/s/ James R. McLaughlin
James R. McLaughlin, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of First Community Financial Corporation dated January 16, 2004.